UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
February 20, 2026
Date of Report (date of earliest event reported)
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Hamilton Insurance Group, Ltd.
(Exact name of registrant as specified in its charter)
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Bermuda (State or other jurisdiction of incorporation or organization)	001-41862 (Commission File Number)	98-1153847 (I.R.S. Employer Identification Number)
Wellesley House North, 1st Floor 90 Pitts Bay Road Pembroke, Bermuda HM 08
(Address of principal executive offices and zip code)
(441) 405-5200
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class B common shares, par value $0.01 per share	HG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company                                            ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                                 ☐

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Pursuant to the director designation right held by the Magnitude Investor (as such term is defined in the Shareholders Agreement dated November 14, 2023 among Hamilton Insurance Group, Ltd. (the “Company”) and the parties thereto), and exercised on its behalf by Magnitude Capital, LLC, the Company was notified on February 20, 2026 that the Magnitude Investor had effected a change in its designated director, with Marc N. Roston succeeding H. Hawes Bostic, III as the Magnitude Investor’s shareholder‑appointed director on the Company’s Board of Directors (the “Board”), effective as of February 20, 2026. Mr. Bostic’s departure was not related to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.
Mr. Roston is expected to serve on the Board’s Investments and Technology Committees.
As a shareholder‑appointed director, Mr. Roston will not receive compensation from the Company for his service on the Board. The Company will, however, reimburse him for reasonable and necessary out‑of‑pocket expenses incurred in attending Board or committee meetings or performing other services as a director.
Mr. Roston is not a party to any transaction with the Company that would require disclosure under Item 404(a) of Regulation S‑K.

Item 7.01 - Regulation FD Disclosure

The Company issued a press release on February 25, 2026, announcing the director change described in Item 5.02 above. A copy of the press release making this announcement is furnished hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 - Financial Statements and Exhibits

(d) The following exhibits are being filed herewith:

Exhibit No.	Description
99.1	Press Release dated February 25, 2026, issued by the Company
101	Interactive Data File (formatted in Inline XBRL and includes the Cover Page Interactive Data File)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 25, 2026		HAMILTON INSURANCE GROUP, LTD.

	By:	/s/ Gemma Carreiro
Gemma Carreiro
Group General Counsel